UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 13, 2006

S1 CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	000-24931 (Commission File No.)	58-2395199 (IRS Employer Identification No.)
3500 Lenox Road, Suite 200, Atlanta, GA 30326
(Address of Principal Executive Offices, including Zip Code)
(404) 923-3500
(Registrant’s Telephone Number, including Area Code)
(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On February 15, 2006, the Compensation Committee of the Board of Directors of S1 Corporation (“Company”) recommended, and the Board of Directors approved, an amendment to the employment agreement of James “Chip ” S. Mahan III, Chairman and Chief Executive Officer of the Company. Pursuant to the amended agreement, Mr. Mahan’s base salary has been reduced from $600,000 to $450,000, effective January 1, 2006. All of the other terms of Mr. Mahan ’s employment agreement will remain the same.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) Effective February 13, 2006, Jaime W. Ellertson resigned as a member of the Board of Directors of S1 Corporation (the “Company”). Mr. Ellertson served on the Company’s Board of Directors since January 2001 and served as the Company’s Chief Executive Officer from November 2000 until July 2005.
(c) Effective February 14, 2006, the Company appointed John A. Stone as the Company’s new Chief Financial Officer to replace Matt Hale, who was recently appointed as president of the Company’s retail banking, wholesale banking and insurance business units. A copy of the press release announcing Mr. Stone’s appointment is attached at Exhibit 99.1 and incorporated by reference herein. Information relating to Mr. Hale required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K was included in the Company’s proxy statement filed with the Securities and Exchange Commission on April 11, 2005, and is hereby incorporated by reference.
John A. Stone, 39, became Chief Financial Officer of the Company effective February 14, 2006. Prior to his appointment as Chief Financial Officer, Mr. Stone was the Company’s senior vice president of global finance from October 2005, and the Company’s controller from June 2004 until October 2005. From April 2003 to June 2004, Mr. Stone served as Vice President of Finance, Corporate Controller of EarthLink, and was VP Finance, Corporate Controller and interim Chief Financial Officer of MAPICS during the period from April 2001 to April 2002. From December 1993 to April 2001, Mr. Stone held various positions in corporate accounting and financial reporting with Computer Sciences Corporation, formerly Mynd Corp. Mr. Stone began his career at PricewaterhouseCoopers after graduating from the University of Georgia, Terry College of Business.
Item 9.01 – Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated February 15, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S1 CORPORATION
Date: February 17, 2006	By:	/s/ Richard P. Dobb
Richard P. Dobb
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 15, 2006.